SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                       (Date of earliest event reported)
                                 June 15, 1995



                           CITIZENS UTILITIES COMPANY
             (Exact name of registrant as specified in charter)



Delaware                             001-11001           06-0619596
(State or other jurisdiction  (Commission File Number)   (IRS
 of incorporation)                                     Identification No.)



High Ridge Park, P.O. Box 3801,  Stamford, Connecticut 06905
   (Address of principal executive offices)         (Zip code)



                       (203) 329-8800
    (Registrant's telephone number, including area code)



                  No change since last report
(Former name or former address, if changed since last report)


Item 5.   Other Events

          On June 15, 1995 and October 15, 1995, respectively, the Registrant issued this Fifth and Sixth Supplemental Indenture, supplemental to the Indenture dated as of August 15, 1991 between Citizens Utilities Company and Chemical Bank (Trustee), a copy of which is filed herewith as Exhibits 4.100.8 and 4.100.9, respectively, and incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          Exhibits

          4.100.8 Fifth Supplemental Indenture dated as of June 15, 1995, to Chemical Bank, as Trustee.

          4.100.9 Sixth Supplemental Indenture dated as of October 15, 1995, to Chemical Bank, as Trustee.

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CITIZENS UTILITIES COMPANY
                                               Registrant


Date:  March 26, 1996                 By: /s/ Robert J. DeSantis
                                              Vice President and Treasurer